UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2003

GreenPoint Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-22516	06-1379001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 834-1000

Item 7.    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

— Not Applicable

(b)	Pro forma financial information.

— Not Applicable

(c)	Exhibits.

99.1 GreenPoint Financial Corp. press release dated November 14, 2003.

Item 12.  Results of Operations and Financial Condition.

On November 14, 2003, GreenPoint Financial Corp., a Delaware corporation (the “Company”), issued a press release announcing the filing of its third quarter Form 10-Q with the Securities and Exchange Commission and an adjustment of $0.03 per diluted share to the earnings for the period ended September 30, 2003 announced in the Company’s press release of October 16, 2003. A copy of the Company’s press release dated November 14, 2003 is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2003	GREENPOINT FINANCIAL CORP.

	By:	/S/ HOWARD C. BLUVER

		Name:	Howard C. Bluver
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	GreenPoint Financial Corp. press release dated November 14, 2003.